CENTER FINANCIAL CORPORATION
CONSOLIDATED BALANCE SHEET
(In thousands, except share amounts)
                                                                                   May 31,       December 31,
                                                                                    1996             1995
Assets
Cash and due from banks                                                         $     68,152     $     78,909
Federal Funds Sold                                                                      -               8,895
Federal Home Loan Bank stock                                                          40,989           33,782
Securities available for sale (amortized cost: $383,738 and $211,098
  at May 31, 1996 and December 31, 1995, respectively)                               380,997          216,893
Securities held to maturity (fair value: $173,116 and $160,437
  at May 31, 1996 and December 31, 1995, respectively)                               175,693          161,988
                                                                                ------------     ------------
    Total securities                                                                 597,679          412,663
                                                                                ------------     ------------
First mortgage loans held for sale                                                   210,665          153,173
Loans and leases held for investment (net of allowance for loan and lease losses
  of $45,462 and $44,067 at May 31, 1996 and December 31, 1995, respectively)      2,791,387        2,756,860
Real estate owned, net                                                                25,222           26,697
Premises and equipment, net                                                           49,185           48,433
Accrued interest receivable                                                           20,930           22,125
Mortgage servicing rights                                                             76,024           65,461
Excess servicing fees receivable                                                      16,184           15,264
Deferred tax assets, net                                                              16,274           15,399
Acquisition related intangibles                                                       14,492           15,277
Other assets                                                                          25,942           22,551
                                                                                ------------     ------------
  Total Assets                                                                  $  3,912,136     $  3,641,707
                                                                                ============     ============

Liabilities and Shareholders' Equity
Liabilities:
Demand deposits                                                                 $    227,868     $    223,383
Savings, time and money market deposits                                            2,426,380        2,361,861
Borrowings                                                                         1,002,667          800,100
Other liabilities                                                                     26,254           31,646
                                                                                ------------     ------------
  Total liabilities                                                                3,683,169        3,416,990
                                                                                ------------     ------------
Shareholders' equity:
Preferred stock - voting; no par value; 1,000,000 authorized
   shares; issued and outstanding - none                                                -                -
Preferred stock - nonvoting; no par value; 10,000,000
   authorized shares; issued and outstanding - none                                     -                -
Common stock; par value $1; 75,000,000 authorized shares;
14,949,201 and 14,883,188 shares issued and outstanding
   at May 31, 1996 and December 31, 1995, respectively                                14,949           14,883
Paid-in capital                                                                      182,749          181,977
Retained earnings                                                                     32,882           24,526
Net unrealized gain (loss) on securities available for sale,
   net of tax effect                                                                  (1,613)           3,331
                                                                                ------------     ------------
  Total shareholders' equity                                                         228,967          224,717
                                                                                ------------     ------------
  Total liabilities and shareholders' equity                                    $  3,912,136     $  3,641,707
                                                                                ============     ============











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
CENTER FINANCIAL CORPORATION
CONSOLIDATED STATEMENT of OPERATIONS
(In thousands, except per share amounts)

                                                                                                    Five months ended
                                                                                              ------------------------------
                                                                                                 May 31,           May 31,
                                                                                                  1996              1995
                                                                                              ------------      ------------
Interest and Dividend Income
  Interest and fees on loans and leases                                                       $     98,310      $     88,448
  Interest on mortgage-backed securities                                                            10,941            13,078
  Interest and dividends on other earning assets                                                     1,745             1,285
                                                                                              ------------      ------------
  Total interest and dividend income                                                               110,996           102,811
                                                                                              ------------      ------------
Interest Expense
  Interest on deposits                                                                              41,409            36,002
  Escrow on first mortgage loans                                                                       397               265
  Interest on borrowings                                                                            22,061            19,385
                                                                                              ------------      ------------
  Total interest expense                                                                            63,867            55,652
                                                                                              ------------      ------------
Net interest income                                                                                 47,129            47,159
Provision for loan and lease losses                                                                  3,070             2,202
                                                                                              ------------      ------------
Net interest income after provision for loan and lease losses                                       44,059            44,957
                                                                                              ------------      ------------
Noninterest Income
  Customer service fees                                                                              2,843             2,690
  Mortgage servicing income, net                                                                     4,892             4,758
  Gain on sale of loans and servicing rights, net                                                    6,155               995
  Gain on sale of securities, net                                                                    3,156               596
  Gain on sale of branches                                                                            -                4,889
  Other income                                                                                       2,075             1,133
                                                                                              ------------      ------------
  Total noninterest income                                                                          19,121            15,061
                                                                                              ------------      ------------
Noninterest Expenses
  Salaries and employee benefits                                                                    22,768            22,127
  Occupancy and equipment                                                                            7,074             7,512
  Professional and other services                                                                    6,001             5,805
  Net cost of real estate owned                                                                      2,511             2,693
  FDIC and state assessments                                                                           178             3,002
  Advertising and public relations                                                                   1,904             1,609
  Restructuring charge                                                                                                 2,689
  Other expenses                                                                                     6,780             4,282
                                                                                              ------------      ------------
  Total noninterest expenses                                                                        47,216            49,719
                                                                                              ------------      ------------
Income before income taxes                                                                          15,964            10,299
Income tax expense                                                                                   5,278             3,390
                                                                                              ------------      ------------
Net Income                                                                                     $    10,686      $      6,909
                                                                                              ============      ============

Per share data:
Net Income                                                                                     $      0.72      $       0.47
                                                                                              ============      ============


Average common shares outstanding                                                               14,915,439        14,724,857
                                                                                              ============      ============








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